Surface Acquisition	12 Months Ended
Dec. 31, 2024
Surface Acquisition
Surface Acquisition

7.Surface Acquisition

On September 8, 2023 (the “Acquisition Date”), in accordance with an Agreement and Plan of Merger dated June 15, 2023 (the “Merger Agreement”) by and among the Company, Crimson Merger Sub I, Inc. (“Merger Sub I”), Crimson Merger Sub II, LLC (“Merger Sub II,” and together with Merger Sub I, the “Merger Subs”) and Surface, the Company completed the Surface Acquisition. The Surface Acquisition expanded the Company’s immuno-oncology pipeline by adding important new assets, including: casdozokitug (CHS-388, formerly SRF388), an investigational, novel IL-27-targeted antibody, and CHS-114 (formerly SRF114), an investigational, CCR8-targeted antibody.

On the Acquisition Date, and in accordance with the Merger Agreement, the Company issued to the holders of all outstanding Surface common stock (subject to certain exceptions) 0.1960 shares of Coherus common stock in exchange for each share of outstanding Surface common stock and certain outstanding Surface employee equity awards. The exchange ratio was calculated pursuant to the terms of the Merger Agreement and was based on a $5.2831 per share price of Coherus common stock and a nominal total amount of cash in lieu of fractional shares. Surface shareholders also received one CVR for each share of Surface common stock and employee equity award converted. Each CVR entitles the holder to receive quarterly contingent payments in the form of cash, stock or a combination of cash and stock at the Company’s discretion during the ten-year period following September 8, 2023, for the sum of the following, less any permitted deductions in accordance with the CVR Agreement:

●	70% of all milestone- and royalty-based payments received by the Company or its affiliates under the GSK Agreement related to the program GSK4381562;
●	25% of any upfront payment received by the Company or its affiliates pursuant to potential ex-U.S. licensing agreements for CHS-114; and
●	50% of any upfront payment received by the Company or its affiliates pursuant to potential ex-U.S. licensing agreements for casdozokitug.

The Company has recorded a contingent consideration liability for the fair value of the potential payments under the CVR Agreement described above. The Company is unable to estimate a range of outcomes for potential royalty and milestone payments for CHS-114 and casdozokitug.

The total consideration paid for the Surface Acquisition of $64.6 million consisted of the following:

(in thousands, except share and per share amounts)	As of Acquisition Date
Coherus common stock issued	11,971,460
Coherus common stock share price	$4.89

Fair value of components of purchase price consideration at closing:
Equity of combined company owned by Surface equity holders	$58,540
Contingent CVR liability	5,290
Equity of combined company owned by Surface former employees (1)	766
Fair value of total purchase consideration	$64,596
(1)	Represents 161,100 shares of Coherus common stock, net of shares withheld for taxes, issued to Surface’s former employees on the Acquisition Date.

The following table below sets forth the purchase price allocation to the estimated fair value of the net assets acquired:

(in thousands)	Amounts Recognized at Acquisition Date
Assets Acquired
Cash and cash equivalents	$6,997
Investments in marketable securities	21,791
Prepaids and other assets	5,260
In-process research and development	26,239
Out-licenses	13,530
Total assets	$73,817
Liabilities Assumed
Accrued and other current liabilities	$7,722
Deferred tax liability	1,499
Total liabilities	9,221
Total net assets acquired	$64,596

The Company believes that, even after reassessing its identification of all assets acquired and liabilities assumed, it was able to acquire Surface for a price that was completely allocable to identifiable assets acquired and liabilities assumed with no residual attributable to goodwill primarily due to Surface’s need to raise additional capital to finance its operations, the challenging biotech funding environment at the time the transaction was initially announced, and the value of the acquired net assets.

The amounts allocated to identifiable intangible assets was as follows:

(in thousands)	Useful lives	Fair Value at Acquisition Date
In-process research and development - casdozokitug	n/a	$25,899
In-process research and development - CHS-114	n/a	340
Out-license - GSK	15 years	2,506
Out-license - Novartis Institutes	15 years	11,024
Total identifiable intangible assets		$39,769

The out-license intangible assets represent potential milestone and royalty-based payments to be received under two out-licensed partnership programs to advance certain next-generation cancer therapies, Novartis Institutes (NZV930) and GSK (GSK4381562). Surface shareholders received CVRs for certain percentages of these milestone and royalty-based payments, as further explained above. The exclusive license of NZV930 to Novartis Institutes was terminated by Novartis Institutes with an effective date of October 2, 2024. As a result, during the first quarter of 2024, the Company recognized a net impairment charge of $6.8 million in selling, general and administrative expenses in the consolidated statements of operations relating to the write-off of the net carrying value of the Novartis Institutes out-license intangible asset of $10.6 million and the final remeasurement of the CVR liability related to NZV930 of $3.8 million to its fair value of zero.

Unaudited Pro Forma Summary of Operations

The following table shows the unaudited pro forma summary of operations for the year ended December 31, 2023 as if the Surface Acquisition had occurred on January 1, 2022. This pro forma information does not purport to represent what the Company’s actual results would have been if the acquisition had occurred as of January 1, 2022, and it is not indicative of what such results would be expected for any future period:

(in thousands)	Year Ended December 31, 2023
Total revenues	$257,244
Net loss	$(284,575)

The unaudited pro forma financial information was prepared using the acquisition method of accounting and was based on the historical financial information of the Company and Surface. In order to reflect the Surface Acquisition as if it had occurred on January 1, 2022, the summary pro forma financial information includes adjustments to reflect Surface’s severance expense, the early termination and related amortization expense of Surface’s corporate headquarters operating lease, the loss on debt extinguishment and historical interest expense related to the cash settlement of Surface’s convertible note as if it had occurred on January 1, 2022, and amortization expense on the acquired finite-lived intangible assets. The unaudited pro forma summary of operations does not reflect the income tax effects, if any, of the pro forma adjustments, given the combined entity incurred significant losses during the historical periods presented.

Acquisition-related costs of $5.1 million were recorded in selling, general and administrative expense in the consolidated statements of operations during the year ended December 31, 2023.